UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2006

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2006, Kana Software, Inc. (“KANA”) amended (i) the Registration Rights Agreement, dated June 25, 2005 and amended on September 29, 2005, among KANA, NightWatch Capital Partners LP, NightWatch Capital Partners II, LP and RHP Master Fund, Ltd. (collectively, the “Investors”) (the “First Registration Rights Agreement “) that KANA entered into in connection with its June 2005 common stock and warrant financing and (ii) the Registration Rights Agreement, dated September 29, 2005, among KANA and the Investors (the “Second Registration Rights Agreement,” and together with the First Registration Rights Agreement, the “Registration Rights Agreements”) that KANA entered into in connection with its September 2005 common stock and warrant financing.

In the amendments to the Registration Rights Agreements, KANA and the Investors agreed to the following:

(i) KANA agreed to use its best efforts to obtain the effectiveness of a registration statement covering the registrable securities issued pursuant to the June and September 2005 financings (the “Registrable Securities”) no later than September 30, 2006 (the “Registration Deadline”), rather than January 27, 2006 as previously required under the Registration Rights Agreements. If the registration statement covering the Registrable Securities is not declared effective by the Securities and Exchange Commission (the “SEC”) by the Registration Deadline, then KANA agreed to issue to the Investors an amount of shares of Common Stock equal to the product of (i) 0.9% multiplied by (ii) the sum of (a) the total number of shares of Common Stock issued to the Investors in the June and September 2005 financings and (b) the total number of shares of Common Stock to be issued to the Investors upon the exercise of the warrants that were issued to the Investors in the June and September 2005 financings in lieu of payments in cash as initially set forth in the Registration Rights Agreements.

(ii) The Investors agreed to waive the requirement that KANA file with the SEC a registration statement on or prior to the twentieth date following the filing of KANA’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005.

(iii) KANA agreed to issue to the Investors an aggregate of 593,854 shares of Common Stock within five (5) business days following the effective date of the amendments to the Registration Rights Agreements in lieu of cash penalty payments owed by KANA to the Investors pursuant to the Registration Rights Agreements.

The foregoing is a summary of the terms and conditions of the amendments to the Registration Rights Agreements and does not purport to be complete. The foregoing is qualified in its entirety by reference to the amendments to the Registration Rights Agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On May 8, 2006, KANA agreed to issue an aggregate of 593,854 shares of Common Stock to the Investors that were unregistered pursuant to the amendments to the Registration Rights Agreements described in Item 1.01 above. KANA relied on an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
10.01	Second Amendment to Registration Rights Agreement, dated May 8, 2006, by and among Kana Software, Inc., NightWatch Capital Partners LP, NightWatch Capital Partners II, LP and RHP Master Fund, Ltd.

10.02	First Amendment to Registration Rights Agreement, dated May 8, 2006, by and among Kana Software, Inc., NightWatch Capital Partners LP, NightWatch Capital Partners II, LP and RHP Master Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John M. Thompson
John M. Thompson
Chief Financial Officer

Date: May 11, 2006

EXHIBIT INDEX

Number	Description
10.01	Second Amendment to Registration Rights Agreement, dated May 8, 2006, by and among Kana Software, Inc., NightWatch Capital Partners LP, NightWatch Capital Partners II, LP and RHP Master Fund, Ltd.

10.02	First Amendment to Registration Rights Agreement, dated May 8, 2006, by and among Kana Software, Inc., NightWatch Capital Partners LP, NightWatch Capital Partners II, LP and RHP Master Fund, Ltd.